                                                                  EXHIBIT 10.4

PORTIONS OF THIS DOCUMENT INDICATED BY AN [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT OF SUCH INFORMATION.



                                  AMENDMENT ONE
                                     TO THE
                      MOTOROLA MASTER DISTRIBUTOR AGREEMENT
                                     BETWEEN
                       BRIGHTSTAR CORP. AND MOTOROLA, INC.


This Amendment ("Amendment One") amends the Motorola Master Distributor Agreement between Brightstar Corp. ("Master Distributor") and Motorola, Inc. ("Motorola") dated the 23rd day of January, 2003 (the "Agreement"). The Effective Date of this Amendment One shall be the 7th day of April, 2003.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

1. ATTACHMENT A - PRODUCTS, PRIMARY AREA OF MARKETING RESPONSIBILITY FOR PRODUCTS is hereby amended; (i) to add [***] to the Area of Primary Marketing Responsibility, (ii) to add the counties of [***] and (iii) to hereafter allow Motorola to provide notice in writing to Master Distributor of those new countries that have been certified for shipment and operation, or where appropriate alternative permits, trial licenses, etc., have been secured and approved by Motorola. Master Distributor may distribute Product into such countries upon receipt of written notice from Motorola. To accomplish this purpose, Attachment A is deleted and replaced with the Attachment A - Amendment One to this Amendment.

2. SECTION 6, AREA OF PRIMARY MARKETING RESPONSIBILITY FOR PRODUCTS is amended to allow Master Distributor to sell Product to Resellers who sell into Master Distributor's Area but whose principal place of business is in the United States of America. To accomplish this purpose, the first paragraph of Section 6 is deleted and replaced with the following:

"Master Distributor agrees that its defined role in Motorola's distribution system is necessary in order to most efficiently assist Motorola, Master Distributor and Motorola's other distributors, dealers, representatives and resellers to expand Motorola's distribution of the Products and to provide the highest levels of customer satisfaction. Accordingly, Master Distributor agrees to use its best efforts to promote and sell the Products only to Resellers within the territory described on Attachment A-Products, Area of Primary Marketing Responsibility for Products, then in effect ("Area"). Master Distributor may however sell Product to a Reseller whose principal place of business is in [***] and who purchases the Product from Master Distributor solely for sale into Master Distributor's Area. Master Distributor acknowledges that it may not otherwise sell Products to any Reseller whose principal place of business is outside of Master Distributor's Area. Master Distributor's sales volume performance as a distributor of the Products will be evaluated based only on its sales volume performance of sales to Resellers whose principal place of business is in Master Distributor's Area and in [***] as provided for above. Master Distributor's use of its best efforts within the Area is essential to continuation of the Agreement."

3. SECTION 4, MASTER DISTRIBUTOR'S SCOPE OF DISTRIBUTION is amended to expand the application of Referred Customer Rebates to certain sales by Master Distributor of Product to other Motorola business units selling Product in the Area. To accomplish this purpose Section 4(c) is deleted and replaced with the following:

"Notwithstanding other provisions in this Agreement that prohibit Master Distributor from selling Product to end user customers, Motorola Broadband Wireless Technology Center ("BWTC") may,


                                       1                          April 03, 2003

                 [***] Denotes Confidential Treatment Requested

from time to time, approach Master Distributor with an opportunity to sell Product to (i) an end user customer that has been working with Motorola BWTC, or
(ii) another Motorola business entity that is selling Product in the Area ("Referred Customer"). If Distributor, in its sole discretion, is interested in selling Product directly to such Referred Customer under terms described by Motorola, Motorola shall provide Master Distributor with a Referred Customer sales rebate ("Referred Customer Rebate"). The Referred Customer Rebate is calculated as: (Master Distributor purchase price of the Product less Master Distributor's net sales price of the Product plus [***] of Master Distributor's net sales price of the Product). In the event such total calculation described in the parentheses ( ) results in a negative number, Motorola shall not owe Master Distributor a Referred Customer Rebate or any other rebate and Master Distributor shall not owe Motorola any offsetting rebate."

Except as modified herein, the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly authorized representative:




MOTOROLA, INC                                 BRIGHTSTAR, CORP

By: /s/ Anthony Kobrinetz                         By: /s/ Oscar Fumagali
    -----------------------------                 -----------------------

Name: Anthony Kobrinetz                           Name: Oscar Fumagali
      ---------------------------
Title:  VP and GM Canopy Products             Title: CFO
      ---------------------------


                                       2                          April 03, 2003

                 [***] Denotes Confidential Treatment Requested

                                  AMENDMENT ONE
                                     TO THE
                     MOTOROLA MASTER DISTRIBUTOR AGREEMENT
                                     BETWEEN
                      BRIGHTSTAR CORP. AND MOTOROLA, INC.
                          ATTACHMENT A - AMENDMENT ONE

        PRODUCTS, AREA OF PRIMARY MARKETING RESPONSIBILITY FOR PRODUCTS


PRODUCTS:
--------


MODEL           DESCRIPTION             MSRP         MASTER DISTRIBUTOR'S PRICE
-----           -----------             ----         --------------------------


(REFERENCE PRODUCT AND MSRP PRICE LIST PUBLISHED ON MOTOROLA'S MASTER DISTRIBUTOR WEB-SITE)


Master Distributor shall purchase Motorola manufactured hardware Products directly from Motorola at [***] Motorola's Manufacturer's Suggested Resale Price ("MSRP"). Master Distributor shall not be entitled to a discount on non-Motorola product, on product promotions or on services unless otherwise offered in writing by Motorola.

AREA OF PRIMARY MARKETING RESPONSIBILITY FOR PRODUCTS

Master Distributor's area of primary marketing responsibility for the Products shall be:

[***]

(1) Product can only be distributed into Master Distributor's Area of Primary Marketing Responsibility countries certified for shipment and operation, or where appropriate alternative permits, trial licenses, etc., have been secured and approved by Motorola. A current listing of such countries is included below.

Country:

[***]


Motorola and Master Distributor may agree in writing to expand Master Distributor's Area of Primary Marketing Responsibility. In such case, Motorola and Master Distributor shall execute an Addendum to this Agreement that specifies the additional Area(s) and that includes new or modified terms and conditions for sales into the additional Area(s). Motorola may notify Master Distributor in writing of new countries certified for shipment and operation, or where appropriate alternative permits, trial licenses, etc., have been secured and approved by Motorola. Master Distributor may distribute Product into such countries upon receipt of written notice from Motorola.


                                        3                         April 03, 2003